Exhibit 10.5



          FOURTH AMENDMENT, dated as of September 29, 1995 (this "Amendment") to the REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of October 7, 1994 (as amended and as the same may be further amended, supplemented, modified or extended from time to time, the "Agreement"), among NATIONAL PROPANE CORPORATION, a Delaware corporation (the "Borrower"), each of the several lenders from time to time parties thereto (each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as Administrative Agent for the Lenders (the "Administrative Agent") and THE FIRST NATIONAL BANK OF BOSTON and INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as Co-Agents.

                             W I T N E S S E T H:

          WHEREAS, the Borrower desires to acquire All Seasons Acquisition Corporation, a Delaware corporation ("ASAC"), which is currently an indirect wholly owned subsidiary of the Guarantor, in a transaction pursuant to which all of the issued and outstanding shares of Common Stock, par value $1.00 per share, of ASAC (the "ASAC Stock") will be transferred to the Borrower in exchange for the issuance by the Borrower to NPC Holdings, Inc. ("Holdings"), a Delaware corporation and a wholly owned subsidiary of the Guarantor, of 30 shares of Common Stock, par value $1.00 per share of the Borrower (the "Borrower Stock") (such transaction hereinafter being referred to as the "ASAC Acquisition"); and

          WHEREAS, in connection with the ASAC Acquisition, ASAC has entered into a Pledge and Security Agreement (the "ASAC Pledge"), dated as of even date herewith, between it and The Bank of New York as agent for the Creditors (as defined therein); and

          WHEREAS, the Borrower has requested that a financial covenant of the Borrower contained in the Agreement be amended as set forth more fully hereinbelow and take certain other measures in connection with the transactions contemplated hereby; and

          WHEREAS, the parties desire to amend the Agreement to reflect the foregoing.

          NOW, THEREFORE, the parties hereby agree as follows:

          Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Agreement shall, from and after the date hereof, refer to the Agreement as amended hereby.

          Section 2.  Amendment of Section 1.01(b) of the Agreement.
Section 1.01(b) of the Agreement is hereby amended as follows:

          (a) The definition of the term "Permitted Acquisition" is amended to read in its entirety as follows:

               "'Permitted Acquisition' means (i) the acquisition by the Borrower or a Subsidiary of the Borrower, of any Person (or any stock or other equity interests therein) or a substantial part of the assets used in the business of any Person, provided that (a) the Person (or the assets) being acquired is engaged or used in the distribution of propane gas; (b) such acquisition shall not be opposed by the boards of directors (or other person or persons performing similar functions) of any of the parties to such acquisition; (c) if the purchase price for such acquisition exceeds $10,000,000 in cash, property, net assumption of liabilities for Borrowed Money or otherwise (or $5,000,000 if such acquisition is to be financed, directly or indirectly, in whole or in part with proceeds of Loans), the written approval of the Required Lenders shall have been obtained prior to consummation of such acquisition; (d) after giving effect to such acquisition, the Leverage Ratio shall not exceed the lesser of 4.25x and the maximum Leverage Ratio permitted by Section 8.03(b); and (e) after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing and (ii) the ASAC Acquisition (as defined in the preamble to the Fourth Amendment to this Agreement), provided that the ASAC Acquisition shall be a Permitted Acquisition hereunder only if (X) the conditions set forth in subsections (i)(a), (b), (c) and (e) above shall have been satisfied and (Y) the Leverage Ratio, after giving effect to the ASAC Acquisition, shall not exceed 4.75x."


               (b)  The definition of the term "Restricted
     Payments" is amended to read in its entirety as follows:

               "'Restricted Payments' means (a) the declaration or payment of any dividends (other than a non-cash dividend effected by forgiveness of indebtedness) or distributions on any shares of any class of capital stock of the Borrower, application of any property or assets of the Borrower to the purchase or acquisition, redemption or other retirement of, or setting apart of any sum for the payment of any distributions on, or for the purchase, redemption or other retirement of, any shares of any class of capital stock of the Borrower or of any Subsidiary of the Borrower (other than a Wholly Owned Subsid-iary) and (b) any payment or other advance made, directly or indirectly, by the Borrower to any Affiliate (other than a Wholly Owned Subsidiary) of the Borrower; provided that 'Restricted Payments' shall not include any payments made by the Borrower (i) pursuant to the Tax Sharing Agreement, (ii) to the Guarantor of the lease termination portion of the Restructuring Charge in an amount not exceeding $1,400,000, (iii) to the Guarantor in settlement of liabilities represent-ing obligations of the Borrower owing to the Guarantor for past-due management fees (not exceeding $1,044,000) and advances for the payment of the September 1, 1994 installment of interest on the Subordinated Debt (not exceeding $3,215,000), to the extent such liabilities are accrued on the Borrower's balance sheet dated as of September 30, 1994, (iv) in satisfaction of Borrower's obligations under employee benefit programs for employees of the Borrower and its Subsidiaries, (v) to Chesapeake Insurance Company pursuant to that certain Promissory Note, dated June 1, 1994, of the Borrower (without giving effect to any amendment or modification thereof) in an amount not exceeding $1,250,000 or (vi) to the Guarantor in settlement of liabilities in respect of advances by the Guarantor to the Company between September 1, 1995 and Septem-ber 29, 1995, in an amount not exceeding $2,500,000.

               Section 3.  Amendment of Section 4.06 of the
     Agreement. Section 4.06 of the Agreement is hereby amended to read in its entirety as follows:

               "Section 4.06. Uses of Proceeds. It is under-stood and agreed that funds provided by
               (a) Revolving Credit Loans made and Letters of Credit issued under the General Purposes Sublimit may be used for (i) general corporate purposes of the Borrower and (ii) payments, in an amount not exceeding $2,500,000, to the Guarantor in settle-ment of liabilities in respect of advances by the Guarantor to the Borrower between September 1, 1995 and September 29, 1995, (b) revolving Credit Loans made under the Acquisition Sublimit may be used only for the purpose of making Permitted Acquisitions, (c) Tranche A Term Loans and Tranche B Term Loans may be used for the purpose of repay-ing the Subordinated Debt in full, (d) Revolving Credit Loans, Tranche A Term Loans and Tranche B Term Loans may be used for the purpose of making all or part of a Restricted Payment or Payments to the Guarantor or its Affiliates and (e) Tranche C Term Loans may be used only to prepay $20,000,000 of the Tranche A Term Loan."

               Section 4. Amendment of Section 8.02(e) of the Agreement. Section 8.02(e) is hereby amended to (a) delete the word "and" following the semicolon in the last line of subsection (i) of Section 8.02(e), (b) delete the period at the end of the last line of subsection (ii) of Section 8.02(e) and substitute therefor the following: "; and", and
     (c) add to Section 8.02(e) a new subsection (iii) to read in its entirety as follows:

                    "(iii) at any time when (A) the Leverage
               Ratio of the Borrower as shown on the schedule most recently delivered to the Administrative Agent and the Lenders pursuant to Section 8.01(a)(iii) shall be 3.50x or less and (B) no Default or Event of Default shall have occurred and be continuing, the Borrower may elect to either (i) repurchase shares of Common Stock, par value $1.00 per share, of the Borrower (the "Shares"), for an aggregate price which may not exceed $4,250,000 or (ii) declare and pay a special dividend in respect of its Shares, the aggregate amount of which, taken together with any other dividends that may be declared in respect of its Shares pursuant to this subsection
               (iii)(B)(ii), may not exceed $4,250,000, provided, however, that no such repurchase or dividend, as the case may be, shall be permitted unless the Borrower previously shall have delivered to the Administrative Agent a schedule demonstrating to the reasonable satisfaction of the Administrative Agent that (X) the pro forma Leverage Ratio of the Borrower in respect of the date of the schedule most recently delivered as provided herein but giving effect to such repurchase or dividend, as the case may be, does not exceed 3.50x and (Y) the pro forma Fixed Charge Coverage Ratio of the Borrower in respect of the date of the schedule most recently delivered as provided herein but giving effect to such repurchase or dividend, as the case may be (by including the aggregate amount of payments in respect of such repurchase or dividend, as the case may be, in the calculation of the Borrower's Consolidated Scheduled Debt Amortization as if such aggregate amount were a payment of principal as contemplated by the definition of Consolidated Scheduled Debt Amortization), does not exceed the minimum Fixed Charge Coverage Ratio permissible pursuant to
               Section 8.03(c)."

                         Section 5. Amendment of Section 8.03(b) of the Agreement. Section 8.03(b) of the Agreement is hereby amended to read in its entirety as follows:

               "Period                            Ratio

               From the Closing Date
                 through December 30, 1995 .......  4.75x
               From December 31, 1995
                 through March 30, 1996 ..........  4.50x
               From March 31, 1996
                 through June 29, 1996 ...........  4.40x
               From June 30, 1996
                 through December 30, 1996 .......  4.25x
               From December 31, 1996
                 through December 30, 1997 ........ 4.20x
               From December 31, 1997
                 through December 30, 1998 ........ 3.80x
               From December 31, 1998
                 through December 30, 1999 ........ 3.50x
               From December 31, 1999
                 through December 30, 2000 ........ 3.25x
               From December 31, 2000
                 through December 30, 2001 ........ 3.00x
               From December 31, 2001
                 through December 30, 2002 ........ 2.50x
               From December 31, 2002 and
                 thereafter ....................... 2.00x".

               Section 6. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action, (b) this Amendment constitutes the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally and to general equity principles, (c) the Borrower Stock has been duly authorized and will be duly and validly issued, fully paid and non-assessable, and the certificate or certificates evidencing the Borrower Stock will be in duly authorized form and (d) the execution, delivery and performance of this Amendment does not violate or contravene the terms of the Borrower's charter documents, by-laws or any agreement or instrument binding on the Borrower or its property.

               Section 7. Covenant. The Borrower hereby cove-nants to the Administrative Agent and the Lenders that all of the issued and outstanding shares of the Borrower Stock will be issued to Holdings in connection with the ASAC Acquisition and no shares of the Borrower Stock will be issued to any other Person.

               Section 8.  Section 3.07(b)(iii) Inapplicable.
     Notwithstanding anything in the Agreement to the contrary, the requirements of Section 3.07(b)(iii) of the Agreement shall not apply in respect of the ASAC Acquisition.

               Section 9.  Governing Law.  This Amendment shall
     be governed by and construed in accordance with the internal laws of the State of New York.

               Section 10.  Counterparts.  This Amendment may be
     signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               Section 11.  Conditions Precedent.  The
     effectiveness of this Amendment shall be subject to the conditions precedent that (i) the ASAC Pledge shall have been executed and delivered by ASAC and (ii) this Amendment shall have been executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              NATIONAL PROPANE CORPORATION


                              By       /s/ Terry D. Weikel
                                 Name:
                                 Title:  Sr. Vice President and
                                         Chief Financial Officer


                              THE BANK OF NEW YORK, as
                              Administrative Agent and as a
                              Lender


                              By        ROBERT W. TOWNS
                                 Name:
                                 Title:  Vice President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By        MICHAEL KANE
                                 Name:
                                 Title:  Managing Director


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By        NATHAN L. BLOCH
                                 Name:
                                 Title:  Vice President


                              FIRST AMERICAN NATIONAL BANK


                              By        KELLI HALL-ERNST
                                 Name:
                                 Title:  Corporate Bank Officer


                              INTERNATIONALE NEDERLANDEN (U.S.)
                              CAPITAL CORPORATION


                              By        ROBERT L. FELLOWS
                                 Name:
                                 Title:  Vice President


                              USL CAPITAL CORPORATION


                              By        CRAIG F. BRUZZONE
                                 Name:
                                 Title:  Vice President


                              PILGRIM PRIME RATE TRUST


                              By        KATHLEEN LENARCIC
                                 Name:
                                 Title:  Assistant Portfolio
                                          Manager


                              VAN KAMPEN MERRITT PRIME RATE
                              INCOME TRUST


                              By        JEFFREY W. MAILLET
                                 Name:
                                 Title:  Vice President and
                                         Portfolio Manager


               Triarc Companies, Inc., as Guarantor, hereby consents to the foregoing Fourth Amendment,

                              TRIARC COMPANIES, INC.


                              By        T.E. SHULTZ
                                 Name:
                                 Title:  Vice President and
                                         Assistant Treasurer